Exhibit 10.1
LICENSE AGREEMENT

Made this 20th day of January 2008 (the "Effective Day"), by and between Synvista, with its principal place of business at ______________________________________________________________________________ (hereinafter the "Company") and Novel Therapeutic Technology Inc with its principal place of business at POB 12006, 7 Yad Harutzim, Herzliya Pituach 46722 ISRAEL (hereinafter "NTT");

WHEREAS, NTT has sole and exclusive rights under an Exclusive License Agreement (the "Yissum Agreement") from Yissum Research Development Company of the Hebrew University of Jerusalem ("Yissum"), for drug delivery technology known as the ETHOSOME™ Delivery System know-how and formulations using such delivery system ("Ethosome") , and is able and willing to enter into a licensing agreement with the Company for Ethosome and the formulation of a drug of the Company using the Ethosome formulation technology,

WHEREAS, the Company is the exclusive licensee of the rights in and to certain organoselenium Drug as further detailed below; and

WHEREAS, The Company wishes to obtain a license from NTT and NTT wishes to grant a license to the Company for the Product (as hereinafter defined), Drug Formulation (as defined hereinafter), Development Results (as hereinafter defined), Resulting Patents (as hereinafter defined), NTT Patents (as hereinafter defined) and NTT Formulation Technology (as hereinafter defined), subject to the terms and conditions of this Agreement

NOW THEREFORE THE PARTIES DO HEREBY AGREE AS FOLLOWS:

1. Interpretation and Definitions

1.1 The preamble and appendices annexed to this Agreement constitute an integral part hereof and shall be read jointly with its terms and conditions.

1.2 In this Agreement, unless otherwise required or indicated by the context, the singular shall include the plural and vice-versa, the masculine gender shall include the female gender, and the use of the word "or" means "and/or”.

1.3 The headings of the sections in this Agreement are for the sake of convenience only and shall not serve in the interpretation of the Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.4  In this Agreement, the following capitalized terms shall have the meanings appearing alongside them, unless provided otherwise:

1.4.1 "Affiliate" means any person or organization controlling, controlled by or under common control with the Company, including any parent, subsidiary or affiliate company. The term "control" means direct or indirect ownership of more than fifty percent 50% of the outstanding stock or other voting interest, entitled to vote for the election of a majority of directors or to direct the management and policies of any party, directly or indirectly.

1.4.2 "Agreement" means this agreement together with all the appendices and annexes hereto.

1.4.3 "Company Confidential Information" means the Drug and all technical, scientific and commercial information including but not limited to any data, trade secrets, know-how, assays, materials, formulations, solubility, stability, analytical methods, compositions, reports, notebooks, certificates, regulatory information, authorizations, approvals, synthesis, materials, methods, results, and/or processes, of the Company; which either are disclosed by the Company, or, resulting from use of the Drug and are directly related thereto, whether disclosed orally, in writing or electronically. Company Confidential Information shall not include the Drug Formulation.

1.4.4 "Development Plan" means the written plan, and any amendments thereof, attached hereto as Exhibit A, which sets forth the development of Drug Formulation.

1.4.5 "Development Results" means: i) the Product; ii) Drug Formulation; iii) any and all data, information, experiments, trade secrets, know-how, assays, solubility, stability, analytical methods, compositions, derivatives, synthesis, materials, results, and/or processes; and certificates, authorizations, approvals, reports, which results from, or arises under the Development Plan; and iv) any and all conceptions, inventions arising under or resulting from the Development Plan; and/or claim or disclose the Product, Drug Formulation except for Intellectual Property Rights of NTT and Company existing prior to the Effective Date.

1.4.6 "Drug" means the Company's organoselenium drug or materials, as specified in Exhibit B hereto, and its racemate, metabolite, derivatives, isomers, polymorphs, crystals.

1.4.7 "Drug Formulation" means the formulation of the Drug utilizing NTT's Formulation Technology.

1.4.8 "First Commercial Sale" means, with respect to any country, the first bona fide arm's-length sale of the Product in such country following receipt of all regulatory approvals necessary to commence regular, commercial scale sales of the Product in such country, excluding, however, any sale or other distribution for use in a clinical trial. Any sale prior to receipt of all approvals necessary to commence commercial sales, such as any so-called "named patient sale" or "compassionate use" sale, shall not be deemed a First Commercial Sale.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

"Intellectual Property Rights" shall mean any and all patents and patent applications and the rights in such patents, in the Territory, including any and all divisionals, continuations, continuations-in-part, reissues, renewals, substitutions, registrations, re-examinations, revalidations, extensions, supplementary protection certificates, pediatric exclusivity periods and the like of any such patents and patent applications, and foreign equivalents

"Intercompany Consideration" means consideration received by the Company and its Affiliates from among the Company and its Affiliates.

"License" means the license granted by NTT to the Company under Section 3.1 hereto.

1.4.9 "Net Sales" means the gross amount invoiced for sales of Product by or on behalf of the Company, its Affiliates or Sublicensees to any third party (whether an end-user, or a distributor), exclusive of Inter-Company transfers or sales to or from Affiliates or Sublicensees, less the following deductions from such gross amounts only to the extent reasonable and customary, and which are actually incurred and included in gross amounts invoiced (i) all discounts, returns, rejections and retroactive price reductions given in respect of such sales and credits or allowances actually paid or granted, (ii) deducting sales, excise and similar taxes (including VAT) or other relevant governmental charges, and (iii) transportation, packaging and insurance charges; amounts actually credited, rebated or allowed for rejections or returns of Product; retroactive price reductions that are actually allowed or granted, bad debt, transportation expenses related to the sale of Product and custom duties imposed and with reference to the sale of Product. Such deductions shall be directly related to the sale of Products that were awarded within the regular running of the business of the Company and made at "arms length". In the event of sales not made at "arms length", Net Sales shall be calculated in accordance with the current market conditions, or in the absence of such conditions, according to reasonable conditions for such sale.

1.4.10 "NTT Confidential Information" means the NTT Formulation Technology, the Ethosome Drug Delivery System, as defined below, and all technical, scientific and commercial information including but not limited to any data, trade secrets, know-how, assays, materials, formulations, solubility, stability, analytical methods, compositions, reports, notebooks, certificates, regulatory information, authorizations, approvals, synthesis, materials, methods, results, and/or processes, of NTT; whether disclosed orally, in writing or electronically.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.4.11 "NTT Formulation Technology" means a drug delivery technology and know-how, information, trade secrets and NTT Patents in formulations of drugs known as the ETHOSOMETM Drug Delivery System "(Ethosome")

1.4.12 "NTT Patents" shall mean the patents and/or patent applications covering or disclosing NTT Formulation Technology; and including but not limited to, U.S. Patent No. [***], U.S. Patent No. [***] and PCT International Application No. [***] and any continuations, continuations-in-part, extensions, divisions, substitutions or additions to such applications and all patents which are reissues thereof, re-validations and registrations based thereon, and any and all foreign patents and patent applications corresponding thereto.

1.4.13 "Party"( collectively: the "Parties") means each of the Company and NTT.

1.4.14 "Product" means a pharmaceutical preparation or composition containing the Drug Formulation which is covered by a Valid Patent Claim.

1.4.15 "Regulatory Approval" means any approvals (including supplements, amendments, pre- and post-approvals and price approvals), licenses, registrations or authorizations of any national, supra-national (e.g., the European Commission or the Council of the European Union), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the manufacture, distribution, or sale of Products in a regulatory jurisdiction.

1.4.16 "Reporting Period" means, with respect to the Product in any country in the Territory, on a bi-annual basis, commencing with the First Commercial Sale of such Product in such country and ending upon termination of the this Agreement.

1.4.17 "Resulting Patents" means patents and patent applications and the rights in such patents, in the Territory, including any and all divisionals, continuations, continuations-in-part, reissues, renewals, substitutions, registrations, re-examinations, revalidations, extensions, supplementary protection certificates, pediatric exclusivity periods and the like of any such patents and patent applications, and foreign equivalents of the foregoing that incorporate information or results arising under or resulting from the Development Plan, and/or claim or disclose the Product, Drug Formulation; except for Intellectual Property Rights of NTT and Company existing prior to the Effective Date.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.4.18 "Sublicensee" shall mean the granting or licensing of any rights to a third party by the Company or its Affiliates to make, commercialize, use, sell and/or import (except where the implied right to use accompanies the sale to the third party end user the Product by the Company or its Affiliates or Sublicensees).

1.4.19 "Sub-License Consideration" means the consideration received by the Company for the granting of a Sublicense. Notwithstanding the foregoing, Sublicense Consideration shall not include: i) consideration received by the Company and its Affiliates from among the Company and its Affiliates ("Intercompany Consideration"); and ii) payments made to the Company by a licensee for research and development expenses directly related to the Products as defined by FASB accounting; iii) payments made to the Company by a licensee for any equity investment or financing at a price per share (or other security or debt, warrant of other financial instrument) equal to or lower than the market value of such shares (or other securities).

1.4.20 "Territory" means worldwide.

1.4.21 "Valid Patent Claim" shall mean a claim of an issued and unexpired patent, including those with an extended term under patent term adjustment, patent term extension or pediatric exclusivity claiming the Drug or Drug Formulation, including NTT Patents and Resulting Patents, which would be infringed by the unauthorized sale or use of the Product in the country of sale, which claim has not been revoked or held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction (which decision is no longer appealable), and which claim has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise (including such claim during the term of any statutory or regulatory exclusivity periods that relate back to or apply to that claim).

2. Development Plan

2.1 Performance NTT will use its reasonable efforts to perform the Development Plan in accordance with the timetable set forth therein. Performance of the Development Plan will be subject to the Company's provision to NTT such information regarding suggested Drug concentrations and any relevant data requested by NTT as set forth in the Development Plan. NTT shall provide personnel, facilities, and resources as required to accomplish the work necessary to complete and accordance with the Project. NTT shall retain separate laboratory data books and notebooks for any and all data, results, experiments, and information of the Development Results; copies of all such records shall be provided to Company upon Company's written request. NTT shall not co-mingle Drug or Company Confidential Information with that of a third party; or with any NTT Formulation Technology of NTT not under this Agreement.
NTT, upon written request from the Company, and/or upon Termination, shall provide to Company a detailed Report. In addition, NTT shall provide such additional periodic written reports or attend such additional meetings with Company as Company shall determine are necessary with respect to the status of NTT's activities under this Agreement and the Project, at the Company 's expense and on reasonable notice from Company. NTT shall conduct regular telephone conferences and no less frequently than once every two weeks with Company to discuss the details, results and progress of the Development Plan.
NTT expressly disclaims any and all implied or express warranties pertaining to the Development Results and makes no express or implied warranties of merchantability, fitness for any particular purpose of the Development Results, chemical stability, toxicology and/or tolerability thereof.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

2.2 Compliance. In carrying out the Development Plan, NTT agrees that if applicable it will comply with all generally accepted standards of Good Laboratory practices and all applicable local, state and federal laws.

2.3 Regulatory Cooperation. NTT shall cooperate with US and European regulatory authorities, and allow them access to NTT's facilities and premises and to records and data that are relevant for the Development Plan. Each Party shall promptly inform the other Party of any request or effort by any such regulatory authority to review records and data, or to contact, visit, or inspect NTT or NTT's records and data, relating to the Development Plan, and shall notify the other Party within two (2) business days, or as reasonably practicable, if any regulatory authority issues or gives any notice of intent to inspect, notice of inspection, notice of inspectional observations, warning letter, or other written communication concerning the Development Plan. The Company shall have the sole right and responsibility with respect to interactions with regulatory authorities regarding the development, marketing, sale and/or manufacturing of Products, including but not limited to any IND, marketing authorization. Each party agrees to notify (the "Notifying Party") the other party within two (2) working days of any information of which the Notifying Party becomes aware concerning any side effect, injury, toxicity or sensitivity reaction, or any unexpected incident, and the severity thereof, whether or not determined to be attributable to any NTT Formulation Technology, Drug Formulation, and/or Product (hereinafter "Adverse Experience"), where such Adverse Experience is (i) serious and associated with the clinical uses, studies, investigations, tests and marketing of Product, whether or not determined to be attributable to Product. With respect to all other adverse experiences (non-serious expected or non-serious unexpected adverse experiences), the Notifying Party shall furnish the other party with copies of such non-serious adverse experiences in connection with the marketing of Product within 10 working days after receipt. "Serious" as used in this Section refers to an experience which results in death, is immediately life threatening, results in persistent and significant disability/incapacity or requires in-patient hospitalization, or prolongation of existing hospitalization, or is a congenital anomaly, cancer or an overdose. Other important medical events that may jeopardize the patient or may require intervention to prevent one of the outcomes previously listed should also be considered serious. "Unexpected" as used in this Section refers to a condition or development not listed in the current labeling for Product, and includes an event that may be symptomatically and pathophysiologically related to an event listed in the labeling, but differs from the event because of increased frequency or greater severity or specificity. Furthermore, each party agrees throughout the Term to notify the Company of any "Serious" Adverse Experience which occurs in the Territory within 2 working days after the Notifying Party becomes aware of such event and of any Non-serious Adverse Experience which occurs in the Territory within 10 working days after the Notifying Party becomes aware of such event.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

2.4 Company's Information and License. The Company will provide NTT, Drug and related know how as set forth in the Development Plan ("Company's Information"). The Company hereby grants NTT the right to use the Company's Information solely for conducting the Development Plan. NTT may not use the Drug or Company Confidential Information for any other purpose. Any information, data, results, know, how, materials, derivatives, methods, and/or composition related directly to the Drug resulting from the Development Plan, and which is not the Drug Formulation, shall be solely and exclusively owned by the Company ("New Company Information”), and NTT has not rights to use. Upon termination of this Agreement, NTT shall have no use right under this Section.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

2.5 Changes to the Development Plan. Any variation of the Development Plan must be agreed in writing by NTT and Company.

2.6 Limitation on Use. NTT will not use the Drug, Product, Drug Formulation, Development Results, Intellectual Property Rights including Resulting Patents that result from the Development Plan and/or Development Results, Company Confidential Information for any purpose other than as explicitly set forth in this Agreement. Upon termination or completion of the Development Plan, all Company Confidential Information, Drug shall be returned to Company or destroyed at Company's sole option and at Company's expense. However, nothing herein shall affect NTT's rights to use NTT's Formulation Technology for any purpose, including without limitation, for the purpose of other drugs formulation.

2.7 NTT shall provide to the Company at Termination and/or upon written request from the Company, a detailed Report including the Developmental Results. In addition, NTT shall provide such additional periodic written reports or attend such additional meetings with Company as Company shall determine are necessary with respect to the status of NTT's activities under the Development Plan, at the Company's expense and on reasonable notice from Company.

2.8 At the expiration or termination of this Agreement, and subject to the provisions of Section 8A below, (i) all Drug, and (ii) any materials, information, databases and records, accounts, notes, reports and data obtained or generated by NTT in the course of providing services under this Agreement, which constitute Company Confidential Information, and (iii) any Development Plan Results which constitute New Company Information, shall, at Company's option and at its direction and written request, and wherever reasonably practicable, and subject to the provisions of Section 8.1 below be (a) delivered to Company at its offices in such form(s) as Company shall request, (b) retained by NTT in accordance with applicable law, regulation, and NTT policy, or (c) disposed of, unless NTT is otherwise required to retain such materials, information, databases and records, accounts, notes, reports or data, or copies thereof, under applicable law or regulations. All costs of delivering the same to Company, including without limitation shipping costs, or of disposing or retaining the same shall be borne by Company.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

3. Grant of License by NTT

3.1 Grant of License. NTT hereby grants to the Company an exclusive worldwide through multiple tier license, in the Territory, to: 1) the Intellectual Property Rights resulting from and/or arising under the Development Plan and/or Development Results including Resulting Patents, and/or the Drug Formulation and/or Product ; and 2) to make, have made, use, have used and/or license the Drug Formulation and/or the Development Results, and 3) to make, have made, sell, have sold, use, have used, license, and/or import Product; and 4) an exclusive license in the Territory to any Patents covering the Drug Formulation and Product to enable the Company to make, have made, sell, have sold, and/or use Products. The Company shall not use the Drug Formulation and/or the Development Results for any purpose other than exercise of the License. NTT hereby grants to the Company a non-exclusive license, in the Territory under the NTT Patents, to use the NTT Formulation Technology to 1) develop, make, have made, and use, the Drug Formulation, and 2) develop, make, have made, sell, have sold, and use, Product.

No Implied Licenses. Except as explicitly set forth in this Agreement, neither Party shall acquire any license or other intellectual property interest, by implication or otherwise, in any proprietary information disclosed to it under this Agreement or under any trademarks, patents or patent applications owned or controlled by the other Party or its Affiliates.

3.2 Rights to Sublicense. The Company shall have the right to grant sublicenses, through multiple tiers of sublicenses, provided that ally such sublicense shall expressly provide for the Sublicensee to be bound by obligations consistent with those provided in this Agreement.

The Company shall provide NTT with prompt written notice of each sublicense agreement, as well as a copy of such sublicense agreement; provided that the Company may redact from such copy any terms not necessary to confirm compliance with this Agreement.

3.3 Term of the License.

The License shall commence on the effective day and shall end, if not ended or terminated prior thereto pursuant to the provisions hereof, at the earlier of the following:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(a) the date the Company notifies NTT that the Company does not intend to proceed with further development of the Drug Formulation, such notice to be made promptly after the Company makes such determination; or

(b) the date the Company notifies NTT that the Company does not intend to continue to commercialize Product(s) based upon NTT Formulation Technology, such notice to be made promptly after the Company makes such determination; or

(c) The later to occur of (i) date of expiration of the last valid registered NTT Patent or Resulting Patent in the Territory upon which the Product, absent the License, would infringe any Valid Patent Claim included in the registered NTT Patents and/or Resulting Patent, or any portion thereof, and (ii) the end of a period of 15 years from the date of making the First Commercial Sale pursuant to the License.

4. Consideration and Reporting.

4.1 License-fee milestone payments. In consideration for the rights granted herein to the Company, the Company will make the following non-refundable license-fee milestone payments to NTT:

Milestone	Payment (in US Dollars)

Within 5 days following the Effective Date	[***]

90 days from the Effective Day	[***]

The earliest of (a) within 30 days of the first enrollment in any country of the first patient in a Phase III clinical trial study (or equivalent clinical program outside of the United States) or, (b) 36 months from Effective Day.
[***]

The earliest of (a) Within 30 days of first received Regulatory Approval or, (b) 72 months form the effective day.	[***]

4.2 Royalties. In addition to the fees set forth in Section 4.1 above, in consideration of the rights granted to the Company by NTT hereunder, for sales of the Product by the Company, its Affiliates and Sublicensees, the Company shall pay to NTT a [***]% royalty on Net Sales of the Product. No royalty shall accrue under this Section 4.2 on sales among the Company, its Affiliates and Sublicensees, unless the Company or such Affiliate or Sublicensee is the end user of a Product.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

4.3 Sub-License Fee. As additional consideration for the license granted to the company the Company shall pay NTT a Sub-License Fee of [***] percent ([***] %) of all Sub-License Consideration for rights in the Drug Formulation or Product by Sublicensee. Any consideration paid to a third party for a license to patents covering the Drug Formulation or Products, shall, in the event necessary to enable the commercialization of the Product and related to NTT Formulation Technology, and subject to NTT's consent to such sub-license, which will not be unreasonably withheld or delayed, be credited against the Royalties and Sub-License Fees due to NTT.

4.4 Reporting. Ten (10) days after the end of each Reporting Period, the Company shall furnish NTT with a report (herein "Periodic Report") detailing the total sales effected during the Reporting Period and the total Royalties due to NTT in respect of that period (each, a "Royalty Period"). The Periodic Reports shall contain full particulars of all sales made by the Company and/or Sub-Licensees and all of the proceeds obtained by the Company in respect of granting Sub-Licenses, including sales broken down according to countries, a breakdown of the number of Products sold, discounts, returns, the currency in which the sales were made, invoice date and all other relevant information enabling the Royalties and Sub-License Consideration payable to be calculated. The Periodic Reports shall also specify any sale to an Affiliate and shall set forth full details thereof.

4.5 Terms of Payment. On the date prescribed for the submission of each Periodic Report, the Company shall pay the Royalties due to NTT in accordance with the Periodic Report; provided that, for royalties due to NTT with respect to Net Sales of Products by the Company's Sublicensees, such payment shall be due within the 30 days after the Company receives such royalties from such Sublicensee, but in no event later than 60 days after the end of such calendar quarter.

All amounts payable under this Section will first be calculated in United Stated dollars after converted from the currency of sale. The buying rates involved for the currency of the United States into which the currencies involved are being exchanged shall be the arithmetic averages of the ones quoted by the Western Edition of The Wall Street Journal at the close of business on the last business day of each calendar month of the applicable Royalty Period. In the event that such publication no longer publishes such rates, another financial publication mutually agreed on by the Parties shall be substituted.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

4.6 Payments by the Company to NTT. All payments due under this Agreement shall be payable in United States dollars. The Company shall make all payments to NTT by bank wire transfer in immediately available funds, or as otherwise specified by NTT in writing.

4.7 Records. The Company and its Affiliates shall maintain complete and accurate records of the Product made, used or sold by them or their Sublicensees under this Agreement, and any amounts payable to NTT in relation to the Product, which records shall contain sufficient information to NTT to confirm the accuracy of any reports delivered to them in accordance with Section 4. The Company and its Affiliates shall retain such records relating to a given Royalty Period for at least two (2) years after the conclusion of that Royalty Period.

4.8 Audit Rights. NTT (acting as the "Auditing Party") shall have the right, at its own expense, to cause an independent certified public accountant reasonably acceptable to the Company, to inspect such records of the Company or its Affiliates (the "Audited Party") during normal business hours for the sole purpose of verifying any reports and payments delivered under this Agreement. Such accountant shall be bound by a confidentiality agreement, and shall not disclose to the Auditing Party any information other than information relating to accuracy of reports and payments delivered under this Agreement and shall provide the Audited Party with a copy of any report given to the Auditing Party. The Parties shall reconcile any underpayment or overpayment within 30 days after the accountant delivers the results of the audit. The Auditing Party shall bear the full cost of the audit unless the audit performed under this Section reveals an underpayment in excess of [***]% in any Royalty Period, in which case the Audited Party shall bear the full cost of such audit. NTT may exercise its rights under this Section no more than once every calendar year and only with reasonable prior notice to the Company. The Company shall require that its Affiliates and its Sublicensees shall have the obligation to account and provide records to the Company for all their sales of Products as annual Net Sales by the Company.

4.9 Late Payments. In the event that any payment, including royalty payments, due hereunder is not made within 30 days of receiving written notice of the date due, the payment shall accrue interest from that date due at the rate of [***]% per month.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

4.10 Taxes. Payment of Value Added Tax (if charged) shall be added to each payment in accordance with the statutory rate in force at such time. NTT shall pay any and all taxes levied on account of royalties and other payments it receives under this Agreement. If laws or regulations require that taxes be withheld, the Company will deduct such taxes from the amount due to NTT, pay such taxes to the proper tax authority, and send evidence of the obligation together with proof of payment to NTT promptly after making such payment.

4.11 The provisions of this Section 4 are material terms of the Agreement and the breach thereof shall constitute a material breach of the Agreement.

5. Development and Commercialization

5.1 Development and Commercialization. The Company shall use commercially reasonable efforts to develop and commercialize the Product. The Company undertakes, at its own expense, to carry out the regulatory work necessary to receive regulatory approval for the Product in a timely manner.

5.2 Development Reporting. The Company shall provide NTT with bi-annual reports, which shall proved a timeline and description of the clinical studies to be conducted or which are in progress during the six months prior to the report. Such report shall also set forth a general assessment regarding the completion date of the development of the Product and the marketing thereof.

6. Ownership

6.1 Ownership by the Company. All rights to the Drug, and Company Confidential Information and New Company Information shall be solely and exclusively owned by the Company, and no right, title, and/or interest is granted, licensed, transferred, conveyed implicitly or explicitly to NTT.

6.2 Ownership by NTT. All rights in the NTT Formulation Technology, Drug Formulation, Development Results and Resulting Patents, except for the New Company Information, and all NTT Patents and all NTT Confidential Information shall, as between the Parties, be solely owned by NTT.

NTT shall not include any Company Confidential Information in any regulatory application or filing; and shall not, except in connection with the registration of patents, as set forth in Section 8A below, include any Company Confidential Information in any patent application.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

6.3 Execution of Documents.

(a) NTT will at the expense of the Company execute all documents or instruments or take such other steps as shall be reasonably necessary to vest in the Company full title to all patents in and to the Drug, free and clear of all liens, encumbrances, agreements, understandings, requirements of charges, fees, rights, conditions or restrictions of any kind

b) The Company will, at the expense of NTT execute all documents or instruments or take such other steps as shall be reasonably necessary to vest in NTT full title to all patents claiming and including the Drug Formulation and Development Results free and clear of all liens, encumbrances, agreements, understandings, requirements of charges, fees, rights, conditions or restrictions of any kind.

6.4 Regulatory Applications. NTT shall provide Company with the information and data relating to the Drug Formulation and Product in order to permit Company in the filing and obtaining regulatory approval for the Products. If needed, and if applicable NTT shall provide the Company with the information and data relating to NTT Formulation Technology and a cross reference letter to the NTT Formulation Technology.

6.5 United States Bankruptcy Code. To the extent applicable, in the event of the rejection of this Agreement by or on behalf of either Party under Section 365 of the United States Bankruptcy Code (the "Code"), all licenses and rights to licenses granted under or pursuant to this Agreement by one Party to the other are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Code, licenses of rights to "intellectual property" as defined under Section 101(35A) of the Code The Parties agree that each Party, as the licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Code, and that upon commencement of a bankruptcy proceeding by or against either Party under the Code, the other Party shall be entitled to a complete duplicate of or complete access to (as other Party deems appropriate), any such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments thereof shall be promptly delivered to non-rejecting Party (i) upon any such commencement of a bankruptcy proceeding upon written request therefore by the non-bankrupt Party, unless the bankrupt Party elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of a Party upon written request therefore by the other Party. The foregoing provisions of Section 6.5 are without prejudice to any rights the non-bankrupt Party may have arising under the Code or other applicable.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

7. Confidentiality

7. 1 Confidentiality and Non-Use. The parties warrant and undertake towards each other that during the term of this Agreement and subsequent thereto, they shall maintain full and absolute confidentiality and shall also be liable for their respective employees and/or representatives and/or persons acting on their behalf maintaining Confidential Information of the other Party absolute confidentiality, which is in and/or comes to their knowledge and/or that of their employees, representatives and/or any person acting on their behalf directly in connection with this Agreement. The parties undertake not to convey or disclose anything in connection with the foregoing to any entity. Neither Party may use Confidential Information of the other Party, without the other Party's prior written consent, except as expressly permitted in this Agreement.

7.2 Exceptions. The obligations contained in Section 7.1 shall not apply to information which (a) is in the public domain as at the date hereof or to information which hereafter comes into the public domain, unless due to a breach of the obligations pursuant to this Agreement and as a result thereof the information comes into the public domain, or (b) was lawfully in the receiving party's possession or control prior to the time such information was disclosed to such receiving party by the disclosing party to whom the information relates, or (c) such information was developed by the receiving party independently of and without reference to the Confidential Information of the disclosing party, or (d) such information was lawfully obtained by the receiving party from a third party under no obligation of confidentiality to the party to whom such information relates. Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the Receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the Receiving Party. Without derogating from the Company's obligations and liability hereunder, the Company may disclose NTT's Confidential Information in the event that such disclosure is necessary for the commercialization of the Product; provided that any such disclosure shall be made to the minimum extent required and subject to written confidentiality undertakings.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

7.3 Disclosure to Governmental Entities. Notwithstanding the obligations in Section 7.1, the Company may disclose the other Party's Confidential Information to the extent that such disclosure is made: (a) to governmental or other regulatory agencies as required thereby in order to protect Intellectual Property Rights or to gain or maintain approval to conduct clinical trials or to market Products under this Agreement; or (b) otherwise as required to comply with applicable laws or regulations, or (c) is required to be disclosed by judicial, regulatory, or administrative process or agencies; provided that disclosure may be only to the minimal extent reasonably necessary to obtain such patents or authorizations or comply with such applicable law or regulation, and provided that reasonable steps are taken to ensure confidential treatment of such Confidential Information (if applicable or available). The Company will, in (b) and (c) above, provide NTT with prompt notice so that it may seek a protective order or other appropriate remedy.

In the event that NTT is requested or become legally compelled (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, NTT will provide the Company with prompt notice so that it may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, NTT will furnish only that portion of the Confidential Information that is legally required Further, Company acknowledges that if NTT is a public entity that NTT may be legally required to make public disclosures (including in filings with the SEC or other agency) of certain material developments or material Information generated under this Agreement and agrees that Company may make such disclosures as required by law, subject to Company's prior written consent to the content of such disclosure, which consent shall not be unreasonably withheld or delayed.

Confidential Information that is disclosed as set forth in this Section 7.3, shall (except for registration of patents) remain otherwise subject to the confidentiality and non-use provisions of this agreement, and the Party disclosing Confidential Information pursuant to law or court order shall take all steps reasonably necessary, including without limitation obtaining an order of confidentiality, to ensure the continued confidential treatment of such Confidential Information,

Further, NTT acknowledges that Company may be legally required to make public disclosures (including in filings with the SEC or other agency) of certain material developments or material Information generated under this Agreement and agrees that Company may make such disclosures as required by law, subject to NTT's prior written consent to the content of such disclosure, which consent shall not be unreasonably withheld or delayed.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

7.4 Termination of this Agreement. The end or termination of this Agreement shall not release the parties from their obligations pursuant to this section.

8. Representations Disclaimers and Warranties.

8.1 Mutual Representations. Each of the Parties hereby represents to the other Party that: The execution and delivery of this Agreement and the fulfillment of the terms hereof (i) will not constitute a default under or conflict with any agreement or other instrument to which he or it is a party or by which he or it is bound; and (ii) does not require third party consents. This Agreement constitutes the valid and binding obligation of such party enforceable against such party in accordance with its terms subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless if enforcement is sought in a proceeding in equity or at law).

8.2 Disclaimers. Each Party hereby acknowledges that the data and any materials to be provided to such Party by the other Party under this Agreement will be of an experimental nature, provided without warranties, and neither Party shall accept any liability in connection with their use by the other Party.

EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY TO THE OTHER PARTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH PARTY ACKNOWLEDGES THAT THIS AGREEMENT PROVIDES FOR AN INNOVATIVE PROGRAM USING NEW TECHNOLOGIES AND THAT NO WARRANTY IS MADE REGARDING THE SUCCESS OF ANY RESEARCH DONE PURSUANT TO THIS AGREEMENT OR THE UTILITY OF ANY INFORMATION, MATERIALS OR TECHNOLOGY PROVIDED HEREUNDER. EACH PARTY EXPRESSLY DISCLAIMS ALL WARRANTIES AS TO THE VALIDITY OR SCOPE OF PATENTS AND PATENT CLAIMS, ISSUED AND PENDING, PROTECTING ITS TECHNOLOGY OR THAT ANY TECHNOLOGY WILL BE FREE FROM INFRINGEMENT OF PATENTS OR PROPRIETARY RIGHTS OF THIRD PARTIES, OR THAT NO THIRD PARTIES ARE IN ANY WAY INFRINGING PATENT RIGHTS.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

8.3. NTT's Representations and Warranties. NTT warrants and represents to the Company that:

(a) It has the ability, licenses, experience, and professional staff to perform all its duties under this Agreement; the Development Plan shall be performed in a manner and with professional diligence and skill;

(b) It has all the rights required in order to assign, grant, license, convey and transfer any and all applicable rights under this Agreement to the Company, all of which are free and clear of any liens, charges and encumbrances, and except for Yissum in regard to NTT Patents, no other person, corporate or other private entity, or governmental entity or subdivision thereof, has or shall have any claim of ownership whatsoever;

(c) Any and all Development Results, Drug Formulation, Products, and any Intellectual Property Rights that result from the Development Plan and/or Development Results and/or which cover the Drug Formulation and Product under this Agreement Resulting Patents are made by NTT, and are not made, conceived or reduced to practice by Hebrew University and/or Yissum, or any employee of Hebrew University. Hebrew University and/or Yissum will have no rights, tittle, or interest in and to the Drug Formulation, Products, and Developmental Plan Results, or Intellectual Property Rights that result from the Development Plan and/or Development Results and/or which cover the Drug Formulation and Product (d) NTT shall not assign, license, convey, transfer or grant rights or title to any Development Plan Results, and/or Drug Formulation, and/or Product; and/or Intellectual Property Rights that result from the Development Plan and/or Development Results and/or cover the Drug Formulation and Product to a third party. It is hereby clarified that the above provision does not apply to NTT Patents.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(d) To NTT's knowledge, there are no claims, judgments or settlements against or owed by NTT and no pending or threatened claims or litigation relating to the NTT Patents covering the NTT Formulation Technology.

8.3 The Company's Representations and Warranties. The Company hereby represents and warrants to NTT that it is the owner of the Drug and all Intellectual Property Rights therein and thereto and that NTT's use of the Drug in the performance of the Development Plan shall not constitute a breach of any third party Intellectual Property Rights or other rights.

8A. Intellectual Property.

8A.l Company Option. The Company has the first and exclusive option ("Option") to exercise file, prosecute and maintain any Intellectual Property Rights that result from the Development Plan and/or Development Results, including Resulting Patents and/or disclose and/or claim the Drug Formulation and Product ("Prosecute" or "Prosecution”) in the Territory. The Company (i) shall give NTT an opportunity to review the text of the patent documents in a timely manner before filing, and shall supply NTT with a copy of the patent documents and responses as filed; (ii) shall report and provide NTT with all prosecution in a foreign jurisdiction in a timely manner, (iii) promptly give notice to NTT of the grant, lapse, revocation, surrender, invalidation or abandonment of patents filed under this Agreement. The Company shall bear the fees and expenses related to the Prosecution of the patents under this section 8A.1 covering the Products.

In the event that Company does not exercise the Option, it shall so notify NTT and NTT shall be entitled to Prosecute.

8A.2 Interference, Opposition, Reexamination and Reissue. Each Party shall, within ten (10) days of learning of an interference, opposition proceeding, or reexamination and/or reissue of one of its patents in and to the Drug, NTT Formulation Technology, Drug Formulation, Development Results, including Resulting Patents and/or Products, inform the other Party of any request for, or filing or declaration of, any interference, opposition, reissue or reexamination relating to the NTT Patents and Resulting Patents covering the Products. NTT and the Company shall thereafter consult and cooperate fully to determine a course of action with respect to any such proceeding and provide any information or assistance that the Company may reasonably request. The Company shall take the lead and have the first, sole and exclusive right to defend, respond, prosecute such actions hereunder; provided that no settlement shall be entered into without NTT's prior written consent which shall not be unreasonable withheld.

The Company shall bear the expense of any interference, opposition, reexamination, or reissue proceeding.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

8A.3 Enforcement and Defense. Each Party shall, promptly after it becomes aware of such an event, give the other Party notice of any infringement of the [NTT and] Resulting Patents and any misappropriation or misuse of NTT Formulation Technology or Drug Formulation and/or proprietary know-how developed through the Development Plan. NTT and the Company shall thereafter consult and cooperate fully to determine a course of action with respect to any such proceeding, and NTT shall provide any information or assistance that the Company may reasonably request. The Company shall take the lead and have the first, sole and exclusive right to will defend, respond, prosecute such actions hereunder; provided that no settlement shall be entered into without NTT's prior written consent which shall not be unreasonable withheld.

9. Liability, Indemnity and Insurance

9.1 Indemnification. Each of the Parties hereby agrees to indemnify, defend, and hold the other Party, its officers, employees, and service providers, harmless from and against any liability, damages, costs or expenses (including reasonable attorneys' fees) resulting from any claim, demand, loss, injury, or liability of any kind or nature made or incurred by any third party, as the case may be, arising from (a) any breach by the indemnifying party of its obligations hereunder (b) the falsity or breach of any of the indemnifying party's representations, warranties or covenants hereunder, or v) the gross negligence or willful misconduct. In addition, (c) NTT will indemnify the Company and hold it harmless from and against any claim or action alleging infringement of any patent, trademark, copyright or other intellectual property of any third party by the manufacture, sale or use of the Drug Formulation; and (d) the Company will indemnify NTT and hold it harmless from and against any claim or action alleging infringement of any patent, trademark, copyright or other intellectual property of any third party by the use of the Drug.

9.2 Insurance. Each Party shall obtain and maintain throughout the term of this Agreement, insurance policies covering its liabilities hereunder and liabilities resulting from this Agreement and the performance hereunder, for such insurance amounts as are customary in the industry. Upon request from the other Party, each Party shall deliver to the other Party a copy of such insurance policies.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

9.3 Limitation of Liability. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES (HOWEVER ARISING) OF THE OTHER PARTY AND WHETHER IN RESPECT OF DEATH, PERSONAL INJURY, DAMAGES TO OR LOSS OF PROPERTY OR EQUIPMENT, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFIT, LOSS OF USE, LOSS OF REVENUES OR DAMAGES TO BUSINESS OR REPUTATION ARISING FROM THE PERFORMANCE OR NON-PERFORMANCE OF ANY ASPECT OF THIS AGREEMENT OR ANY PURCHASE ORDERS THEREUNDER WHETHER OR NOT SUCH PARTY SHALL HAVE BEEN MADE AWARE OF THE POSSIBILITY OF SUCH LOSS.

10. Termination of the Agreement

10.1 Termination due to Cease of Development or Commercialization. In the event that the Company decides to cease the development and commercialization of the Product, as set forth in Section 5, it shall promptly provide a notice detailing the reasons for termination to NTT, and this Agreement shall immediately terminate.

10.2 Material Breach. Either party may terminate this Agreement at any time in the event of a material breach by the other party of any of the terms and conditions of this Agreement, subject, provided the non breaching party provide a 30 day notice detailed the nature of the breach and the other party does not cure the breach within 30 days.

10.3 Termination by Either Party. Either Party may terminate this Agreement upon the occurrence of any of the following events:

If a receiver or liquidator is appointed for the other Party and/or the other Party passes a resolution for voluntary winding up or a winding up application is made against the other Party and not set aside within 60 days.

(b) If an attachment is made over the other Party's major assets and/or if execution proceedings are taken against other Party and the same are not set aside within 60 days of the date the attachment is made or the execution proceedings are taken.

The Party undergoing the events described above shall provide a written notice to the first Party of the occurrence of such events.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

10.4 Effects of Termination. The following provisions shall apply upon termination of this Agreement for any reason:

(a) The provisions regarding confidentiality, non-use, and ownership, indemnification, and insurance shall survive or termination of this Agreement howsoever caused. Notwithstanding the aforesaid, the end or termination of this Agreement shall not release the Company from its financial obligation incurred prior to the Agreement's end or termination.

(b) Each Party shall, within 14 days after such termination, return to the other Party or destroy (which destruction shall he accompanied by a declaration of the CEO of Party, confirming such destruction) all Confidential Information and any proprietary materials, information, databases and records, accounts, notes, reports and data of the other Party, without maintain any copies thereof or containing Confidential Information of the other Party.

11. Relationship between the Parties.

It is hereby agreed and declared between the parties that they shall act in all respects relating to this Agreement as an independent contractor and there neither is nor shall be agent relationship and/or partnership in the relationship between them.

12. Law

The provisions of this Agreement and everything concerning the relationship between the parties in accordance with this Agreement shall be governed solely by Israeli law and both Parties consent to exclusive jurisdiction by the competent courts of the Tel Aviv-Jaffa district.

13. Miscellaneous

13.1 Assignment. The Parties may not transfer and/or assign and/or endorse their rights and/or duties and/or any of them pursuant to this Agreement to another.

13.2 Binding Effect. This Agreement and all rights and obligations hereunder shall inure to the benefit of and be binding upon the Parties, their Affiliates, and their respective lawful successors and assigns (including, without limitation, any successor to a Party upon a Change of Control).

13.3 Waiver. The failure or delay of a Party to the Agreement to claim the performance of an obligation of the other Party shall not be deemed a waiver of the performance of such obligation.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

13.4 Full Agreement. This Agreement constitutes a full and complete Agreement between the Parties with respect to the subject matter hereof, and may only be amended by a document signed by both parties.

13.5 Notices. All notices and communications pursuant to this Agreement shall be made in writing and sent to or served at the following addresses:

NTT:	Novel Therapeutic Technologies Inc.
POB 12006,
7 Yad Harutzim
Herzliya Pituach 46722
ISRAEL
Tel - 972-9-961-2703
Fax - 972-9-961-2701

Attention Dan Touitou

With a copy to: Gross, Kleinhendler, Hodak, Berkman & Co. Law Offices
One Azrieli Center (Round Building)
Tel Aviv 67021, Israel
Tel: +972-3-6074520
Fax: +972-3-6074411

Attention: Adv. Heather A. Stone

The Company:-

Synvista Therapeutics, Inc.
221 West Grand Avenue, Suite 200
Montvale, New Jersey 07645
Tel: 201-818-5000
Fax: 201-934-8880

Attention: Dr. Noah Berkowitz
With a copy to

Pearl Cohen Zedek Latzer, LLP
1500 Broadway, 12th Floor
New York, NY 10036
Tel: 646-878-0804
Fax: 646-878-0801

Attention: Mark S. Cohen

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

or such other address furnished in writing by one party to the other. If the notice is sent by registered mail, it shall be deemed to have been received seven days after being posted by registered mail, if by facsimile, within one business day and if in person, upon actual delivery.

IN WITNESS THE HANDS OF THE PARTIES

NTT		THE COMPANY

By:	/s/ Dan Touitou	By:	/s/ Noah Berkowitz

Name:	Dan Touitou	Name:	Noah Berkowitz, MD, PhD

Title:	CEO	Title:	President & CEO

Date:	January 20, 2008	Date:	January 20, 2008

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Exhibit A

Development Plan

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Exhibit A

Development Plan

- The Company will provide NTT with information regarding suggested drug concentrations.

- NTT will provide in writing the composition and method of preparation of two formulations each with two different drug concentrations, as suggested by the company, based on the Technology within 4 months form the effective day.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Exhibit B

The Drug

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Provid Number	Lab Journal Reference	Molecular Formula	Molecular Weight	Structure

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.